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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 2, 2000


                         COMMISSION FILE NUMBER 1-12202


                         NORTHERN BORDER PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                                   93-1120873
    (STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)



          ENRON BUILDING
         1400 SMITH STREET
          HOUSTON, TEXAS                                     77002
       (ADDRESS OF PRINCIPAL                              (ZIP CODE)
        EXECUTIVE OFFICES)


                                 (713) 853-6161
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)



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ITEM 5. OTHER EVENTS

                             RECENT TAX DEVELOPMENTS

     This section is a summary of certain recent federal income tax developments that may be relevant to you. The IRS has recently finalized regulations under Sections 743, 197, and 1223 of the Internal Revenue Code.

     Treasury Regulations under Section 743 require a portion of the Section 743(b) adjustment attributable to property subject to cost recovery deductions under Section 168 to be recovered over the remaining cost recovery period for the Section 704(c) built-in gain in such property. Recently finalized Treasury Regulations under Section 197 similarly require a portion of the Section 743(b) adjustment attributable to amortizable section 197 intangibles to be amortized over the remaining amortization period for the Section 704(c) built-in gain in such intangibles. These Regulations apply only to partnerships that have adopted the remedial method, which we may adopt. If a different method is adopted, the
Section 743(b) adjustment attributable to property subject to cost recovery deductions under Section 168 or amortization under Section 197 must be taken into account as if it were newly-purchased property placed in service when the transfer giving rise to the Section 743(b) adjustment occurs. Regardless of the method adopted, Treasury Regulation Section 1.167(c)-1(a)(6) requires the portion of a Section 743(b) adjustment attributable to property subject to depreciation under Section 167 of the Internal Revenue Code to be depreciated using either the straight-line method or the 150% declining balance method.

     Under our partnership agreement, the general partner is authorized to adopt a convention to preserve the uniformity of common units even if that convention is not consistent with specified Treasury Regulations. Although our counsel is unable to opine as to the validity of such an approach, we intend to adopt a method to depreciate and amortize the Section 743(b) adjustment attributable to unrealized appreciation in the value of contributed property that will preserve the uniformity of common units. Regardless of the method we adopt, the ratio of federal taxable income allocated to unitholders for the period 2000 to 2003 to the amount of cash distributed to such unitholders with respect to that period is not expected to be materially affected.

     The method we adopt for amortizing and depreciating the Section 743(b) adjustment may be inconsistent with the Treasury Regulations. If the IRS successfully challenged our method for depreciating or amortizing the Section 743(b) adjustment, the uniformity of common units might be affected, and the gain realized by a partner from the sale of common units might be increased without the benefit of additional deductions.

     The IRS has ruled that a partner who acquires interests in a partnership in separate transactions must combine those interests and maintain a single adjusted basis for all those interests. Upon a sale or disposition of less than all of those interests, a portion of that basis must be allocated to the interests sold using an "equitable apportionment" method. The IRS has recently finalized regulations under Section 1223 of the Code that make it clear that this ruling applies to publicly traded partnerships such as us. These recently finalized regulations would, however, allow a selling unitholder who can identify the common units transferred with an ascertainable holding period to elect to use the actual holding period of the common units transferred. Thus, according to the ruling, a unitholder will be unable to select high or low basis common units to sell as would be the case with corporate stock, but, according to the regulations, may designate specific common units sold for purposes of determining the holding period of common units transferred. A unitholder electing to use the actual holding period of common units transferred must use that identification method for all subsequent sales or exchanges of common units. A unitholder considering the purchase of additional common units or a sale of common units purchased in separate transactions should consult his tax advisor as to the possible consequences of this ruling and application of the proposed regulations.

                         PUBLIC OFFERING OF COMMON UNITS

         Northern Border Partners, L.P. (the "Partnership") is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of up to 2,156,250 common units representing limited partner interests in the Partnership, including common units issuable pursuant to an over-allotment option granted to underwriters, under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-72323) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated November 1, 2000 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933. The Underwriting Agreement dated November 1, 2000 among the Partnership, Northern Border Intermediate Limited Partnership, PaineWebber



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Incorporated, Salomon Smith Barney Inc. and Lehman Brothers Inc. and the opinion of Vinson & Elkins L.L.P. attached as exhibits hereto relate to the Offering, and are being filed as exhibits hereto in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment thereto. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C)  EXHIBITS

             1    --    Underwriting Agreement dated November 1, 2000 among
                        Northern Border Partners, L.P., Northern Border
                        Intermediate Limited Partnership, PaineWebber
                        Incorporated, Salomon Smith Barney Inc. and Lehman
                        Brothers Inc.

             8    --    Opinion of Vinson & Elkins L.L.P. as to certain tax
                        matters.

             23   --    Consent of Vinson & Elkins L.L.P. (included in Exhibit
                        8).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NORTHERN BORDER PARTNERS, L.P.
                                               (A Delaware Limited Partnership)

                                               By: /s/ Jerry L. Peters
                                                  -----------------------------
                                                  Jerry L. Peters
                                                  Chief Financial and Accounting
                                                  Officer

Date:  November 2, 2000







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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER       DESCRIPTION
------       -----------
  1    --    Underwriting Agreement dated November 1, 2000 among Northern Border
             Partners, L.P., Northern Border Intermediate Limited Partnership,
             PaineWebber Incorporated, Salomon Smith Barney Inc. and Lehman
             Brothers Inc.

  8    --    Opinion of Vinson & Elkins L.L.P. as to certain tax matters.

  23   --    Consent of Vinson & Elkins L.L.P. (included in Exhibit 8).